CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906 OF
                             THE SARBANES-OXLEY ACT

I, George R. Aylward, Executive Vice President of Phoenix Portfolios (the "Registrant"), certify that:

      1. The Form N-CSR of the Registrant containing the financial statements (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: January 9, 2006                          /s/ George R. Aylward
      ---------------                -------------------------------------------
                                     George R. Aylward, Executive Vice President
                                     (principal executive officer)

I, Nancy G. Curtiss, Chief Financial Officer and Treasurer of Phoenix Portfolios (the "Registrant"), certify that:

      1. The Form N-CSR of the Registrant containing the financial statements (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: January 9, 2006                           /s/ Nancy G. Curtiss
      ---------------                -------------------------------------------
                                     Nancy G. Curtiss, Chief Financial Officer
                                     and Treasurer
                                     (principal financial officer)